Operating Segment Information	12 Months Ended
Dec. 31, 2022
Disclosure of operating segments [abstract]
Operating Segment Information	OPERATING SEGMENT INFORMATION
IFRS 8 Operating Segments requires operating segments to be identified on the basis of internal reporting about components of the Company that are regularly reviewed by the chief operating decision-maker in order to allocate resources to segments and to assess their performance. The information reported to the Board of Directors of the Company, who are the chief operating decision makers, for the purposes of resource allocation and assessment of performance does not contain discrete operation segment financial information and the directors reviewed the financial results of the Company as a whole. Therefore, no further information on the operating segment is presented.
Geographic information
(a)Revenue from external customers

	2022	2021	2020
	US$’000	US$’000	US$’000
United States of America	116,602	65,402	75,000
China	328	3,424	—
Other	75	—	—
Total	117,005	68,826	75,000
The revenue information above is based on the locations of the customers.
(b)Non-current assets

	December 31, 2022	December 31, 2021
	US$’000	US$’000
United States of America	114,426	103,648
China	54,510	50,800
Other	62,908	10,462
Total	231,844	164,910
The non-current asset information above is based on the locations of assets and excludes non-current time deposits.
Information about major customer
Revenue of $116.7 million, $65.4 million and $75.0 million for the years ended December 31, 2022, 2021 and 2020, respectively, was derived from sales to a single customer and under the Janssen Agreement. Revenue of $0.3 million for the year ended December 31, 2022 and $3.4 million for the year ended December 31, 2021 was generated from the exclusive licensing and sales-based royalties for the exclusive licensing of certain patents to Nanjing Probio Biotech Co., Ltd. and its affiliates.